SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                   Mellon Institutional Funds Investment Trust
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                IMPORTANT NOTICE

               For Standish Tax-Sensitive Equity Fund Shareholders

Although we urge you to read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

                               QUESTIONS & ANSWERS

Q.   What am I being asked to approve?

         A: You are being asked to approve the liquidation and dissolution of the Standish Tax-Sensitive Equity Fund. If approved, the Fund would sell all of its portfolio securities to raise cash and distribute to its shareholders on a pro-rata basis all of the cash raised after deducting amounts which are estimated to be necessary to satisfy any remaining debts and liabilities of the Fund. Following that distribution, the Fund would cease to exist.

Q. Why am I being asked to approve the liquidation and dissolution of the Fund?

         A: The Fund's assets have declined significantly over the past several years. Neither the Board of Trustees nor the Fund's investment adviser believe that the Fund will experience sufficient sales of Fund shares in the future to reverse the decline in assets. This decline has caused the Fund's gross expense ratio to rise significantly to a level which is no longer competitive absent continued significant voluntary fee waivers by the Fund's investment adviser. As a result, the Board believes that the Fund is no longer economically viable and that it would be in the best interests of shareholders to liquidate and dissolve the Fund.

Q:   How do the Trustees recommend that I vote?

         A: After careful consideration, the Trustees, including the independent Trustees who comprise a majority of the Fund's Board, unanimously recommend that you vote to approve the liquidation and dissolution of the Fund. Please refer to the proxy statement for a more detailed description of the factors considered by the Trustees.

Q:   Will My Vote Make a Difference?

         A: Because this is a small Fund with relatively few shareholders, your vote is even more important. In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for your vote.

Q:   What do I need to do if the proposal is approved?

         A: Nothing. If the proposal is approved by shareholders and you still hold your shares on the dissolution date, the Fund will automatically mail a check to you at your address of record with your liquidation proceeds. You can also redeem your shares prior to the dissolution date by following the policies set forth in the Fund's prospectus. If you do redeem your shares before the dissolution date, we ask that you still vote your shares by returning the enclosed proxy card because you are still considered a shareholder of record for the meeting.

Q:   What if I hold my shares in an IRA account?

         A: If you intend to roll-over your liquidation proceeds into another IRA account, we will need certain information from you so that we are not required to withhold a portion of those proceeds from your check and remit them to the IRS. Please call us at 1-800-221-4795 between 9:00 a.m. and 5:00 p.m. Eastern
                Time, Monday through Friday, and we would be happy to send you the required form for you to complete and return to us. If we don't hear from you, we must assume that you are not rolling over the liquidation proceeds and thus must withhold a portion of those proceeds and remit them to the IRS.

Q:   Where Do I Mail My Proxy Card(s)?

         A:    Please use the enclosed postage-paid envelope.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
--------------------------------------------------------------------------------

                       Standish Tax-Sensitive Equity Fund
                                One Boston Place
                           Boston, Massachusetts 02108
                                 1-800-221-4795

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                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                        To be held on September 22, 2003

--------------------------------------------------------------------------------

         A Special Meeting of Shareholders (the "Meeting") of the Standish Tax-Sensitive Equity Fund (the "Fund") will be held on Monday, September 22, 2003 at 2:00 p.m. (Eastern time) at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 34th Floor, Boston, Massachusetts 02108, to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting:

     1. A proposal to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

     2. To consider any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES OF MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND.

         Shareholders of record of the Fund at the close of business on July 31, 2003 will be entitled to vote at the Meeting and at any adjournment(s). The Proxy Statement and Proxy Card are being mailed to shareholders of record on or about August 11, 2003.


                      By Order of the Board of Trustees,

                      Patrick J. Sheppard, President and Chief Executive Officer

Boston, Massachusetts
August 6, 2003

    PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
--------------------------------------------------------------------------------

                       Standish Tax-Sensitive Equity Fund
                                One Boston Place
                           Boston, Massachusetts 02108

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                                 PROXY STATEMENT

         This Proxy Statement contains the information you should know before voting on the proposals summarized below.

                                  INTRODUCTION

         This Proxy Statement is being used by the Board of Trustees (the "Board") of Mellon Institutional Funds Investment Trust (the "Trust") to solicit proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of the Standish Tax-Sensitive Equity Fund (the "Fund"). The Meeting is expected to be held at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 34th Floor, Boston, Massachusetts 02108 at 2:00 p.m. (Eastern time) on Monday, September 22, 2003, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about August 11, 2003. The Fund will furnish, without charge, a copy of its most recent annual report and more recent semi-annual report, if any, to a shareholder upon request. Shareholders may request a copy of these reports by writing to the Mellon Institutional Funds, P.O. Box 51407, Boston, Massachusetts 02205-1407, by calling 1-800-221-4795 or by visiting our web site at www.standishmellon.com. The annual report for the Fund for its most recently completed fiscal year was previously mailed to shareholders.

         The Trustees of the Trust know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

Who is eligible to vote

         Shareholders of record of the Fund as of the close of business on July 31, 2003 (the "Record Date") are entitled to vote on all of the Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. A fractional share is entitled to the corresponding fraction of one vote. Shares represented by properly executed proxies will be voted according to the shareholder's instructions unless revoked before or at the Meeting. If you sign a proxy, but do not fill in a vote, your shares will be voted FOR the proposal to liquidate and dissolve the Fund. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

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                                   PROPOSAL 1
                 APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION

--------------------------------------------------------------------------------

         At a meeting held on June 20 and 21, 2003, the Board, upon the recommendation of Standish Mellon Asset Management LLC, the Fund's investment adviser ("Standish Mellon"), determined that it would be in the best interests of the Fund and its shareholders if the Fund were liquidated and dissolved in accordance with the Fund's organizational documents and Massachusetts law. Accordingly, the Board approved the termination of the Fund pursuant to a Plan of Liquidation and Dissolution (the "Plan"). A copy of the Plan is attached to this proxy statement as Exhibit A. The Plan provides for the liquidation of the Fund's assets and the distribution to Fund shareholders of all of the proceeds of the liquidation. If the proposal is approved by shareholders of the Fund, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash, as promptly as possible after the liquidation date.

         Shareholder approval of the Fund's liquidation and dissolution is required before the Fund can be terminated. For the reasons set forth below, the Board has unanimously recommended that shareholders vote to approve this Proposal 1 calling for the liquidation and dissolution of the Fund.

Summary of Reasons for Termination.

         The Trustees believe, based information provided by Standish Mellon, that the termination of the Fund will be in the best interests of the Fund and the Fund's shareholders for the following reasons:

         o The Fund's assets have declined significantly over the past several years, leaving the Fund too small to remain economically viable;

         o As a result of the decline in assets, the Fund's expense ratio has risen to a level that would no longer be competitive were it not for the continued voluntary fee waiver and expense reimbursement by Standish Mellon;

         o It is unlikely that the Fund will experience sufficient sales of Fund shares in the foreseeable future to reverse the decline in assets;

         o Possible alternatives to liquidation, including the merger of the Fund into another mutual fund, are not practical in the current circumstances and may not be advantageous to the Fund and its shareholders.

Reasons for Termination

         The Fund commenced operations on January 2, 1996 as a separate series of Mellon Institutional Funds Investment Trust (the "Trust"). The Fund has experienced a significant decline in assets over the past several years. The Fund's assets, which at one time were as high as approximately $44 million on May 13, 1999 have decreased to approximately $11.9 million as of June 30, 2003, representing a decline of approximately 73%. This decline has been the result of a severe decline in equity market valuations as well as net redemptions of Fund shares, as many investors have sought to reduce their exposure to equity investments.

         Standish Mellon has been voluntarily capping the Fund's total expenses by waiving a portion of its advisory fee and/or reimbursing some of the Fund's expenses since the Fund's inception on January 2,

1996. The decrease in assets has resulted in the Fund's annual total expense ratio (without giving effect to the expense cap) to rise significantly, from 0.85% of net assets for the fiscal year ended September 30, 1999 to an estimated 1.38% of net assets for the fiscal year ending September 30, 2003. Standish Mellon has advised the Board that it believes the Fund's declining asset level and resulting rise in expense ratio has created diseconomies of scale that has left the Fund too small to remain economically viable. Standish Mellon does not believe that the Fund's expense ratio will continue to be competitive with similar funds currently offered in the market to investors unless Standish Mellon continues voluntarily to cap the Fund's expenses for the foreseeable future. Standish Mellon has indicated to the Board that it does not intend to continue the voluntary expense waiver indefinitely if the liquidation proposal is not approved.

         The Board also considered the historical performance record of the Fund, and the negative impact that its continuing small asset size and higher expense ratio would likely have on Fund performance going forward. Standish Mellon has advised the Board that the Fund's small size has made it difficult to execute the Fund's investment process effectively. Specifically, the Fund may not easily take meaningful investment positions while also diversifying its assets, in each case, to the extent considered necessary to invest effectively. Due to the Fund's small size, Standish Mellon also has experienced difficulty in negotiating favorable terms with brokers and dealers on certain Fund portfolio transactions that cannot be aggregated with transactions for other clients.

         The Board also considered the tax impact on shareholders of the liquidation and dissolution of the Fund. As of June 30, 2003, the Fund had realized losses of approximately $658,657 and unrealized losses of approximately $809,152. Similarly, based on Standish Mellon's records, Standish Mellon believes most shareholders in the Fund would realize a loss for tax purposes on liquidation of the Fund.

         In addition, Standish Mellon has advised the Board that it does not anticipate that the Fund will experience sufficient asset growth in the future to reverse this decline in net assets. Standish Mellon believes that the Fund is not well positioned to attract new assets given the availability of other similar funds which have significantly lower expense ratios due to larger asset sizes.

         Prior to recommending the Fund's liquidation to the Board, the officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for shareholders. Management reviewed current market conditions, the similarities between the Fund and other funds managed by Standish Mellon and its affiliates, the relatively small size of the Fund, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction. The officers determined that there was no suitable affiliated fund with which the Fund could be combined without significant changes in its portfolio, including liquidation of significant portions of its portfolio. They also determined that the expense of a merger or transfer of the assets to another mutual fund would be greater than any benefits shareholders of the Fund could expect to realize from such a transaction. The officers also investigated the relative costs involved in the liquidation and dissolution of the Fund.

         Based on their consideration, analysis and evaluation of the above factors and Standish Mellon's recommendation, the Trustees (including the Trustees who are not "interested persons" (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) concluded that an increase in Fund expenses attributable to the decrease in asset size and the likely discontinuance of the voluntary fee waiver in the future, especially when added to the expenses of the Fund presently paid directly by the Fund, would significantly reduce the Fund's returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis and provide higher returns to shareholders, make it unlikely that the Fund could achieve a significant increase in asset size and achieve appropriate economies of scale in the future.

         The Board therefore concluded that it would be in the best interest of the Fund and its shareholders to liquidate the Fund promptly, in accordance with the Plan.

Plan of Liquidation and Dissolution (the "Plan).

         The Board of Trustees has approved the Plan as summarized in this section and as set forth as Exhibit A to this proxy statement.

         1. EFFECTIVE DATE OF THE PLAN AND LIQUIDATION OF THE FUND'S ASSETS. The Plan will become effective on the date of its adoption and approval by the holders of a majority of the outstanding shares of the Fund (as defined below).

         Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the Fund's assets to cash or cash equivalent; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; and (iii) will, on a date specified by the Trust's officers, terminate in accordance with the laws of the Commonwealth of Massachusetts and the Declaration of Trust of the Fund. (Plan, Sections 1 and 2)

         2. LIQUIDATING DISTRIBUTION. On September 26, 2003, or as soon as practical thereafter, the Fund on behalf of the Trust will mail the following to each shareholder of record on the effective date of the Plan: (i) a liquidation distribution in cash equal to the shareholder's proportionate interest in the net assets of the Fund (after giving effect to amounts considered necessary to satisfy the Fund's liabilities); and (ii) information concerning the sources of the liquidating distribution. (Plan, Section 4)

         3. CESSATION OF RIGHTS OF SHAREHOLDERS. Shares of the Fund automatically liquidated will no longer be deemed outstanding as of such time and all rights with respect to those shares will cease at such time.
(Plan, Section 7)

         4. EXPENSES. Standish Mellon will bear all expenses incurred by the Fund in carrying out the Plan, including but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. The total liabilities of the Fund prior to the liquidating distribution include the dissolution expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and Trustees fees as well as costs incurred in the preparation and mailing of proxy materials and related printing costs. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution and for which a reserve has not been established will also be borne by Standish Mellon. (Plan, Section 5 and 6)

         5. IMPLEMENTATION OF PLAN. After the date of mailing of the liquidating distribution, the dissolution of the Fund will be effected. The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan. (Plan, Sections 9 and 10)

Material Federal Income Tax Consequences.

         Each shareholder who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the cash distributed exceeds (or is less than) the shareholder's tax basis in the Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the share were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

         Notwithstanding the foregoing, any loss realized by a shareholder in respect of Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder's entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder's interest in the Fund.

         The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

         The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

         Representatives of PricewaterhouseCoopers LLP, independent accountants for the Fund, are not expected to be present at the Special Meeting.

         If the shareholders do not approve the Plan, the Fund will continue to exist as a registered investment company in accordance with its stated objective and policies. In such a case, the Board would consider what, if any, steps to take concerning the Fund and its shareholders.

         Shareholders are free to redeem their shares prior to the date on which shareholders approve the liquidation and dissolution of the Fund.

Required Vote.

         As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

           FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST
       UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR
                                 OF PROPOSAL 1.

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                       INFORMATION CONCERNING THE MEETING

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Outstanding Shares and Quorum

         As of July 31, 2003 (the "Record Date"), there were 369,867 common shares beneficial interest of the Fund outstanding. Only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting. A majority, or 184,934, of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business by the Fund.

Ownership of Shares of the Funds

         As of July 11, 2003, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of the Fund:

          Name and Address of Shareholder                 Share Ownership as
                                                       Percentage of Outstanding
                                                               Shares
       BALSA & CO. FOR HANNAH & DAVID ROUSH
            JPMorgan Chase
            Mutual Funds Section
            14221 Dallas Parkway
            7-2-JIP-138
            Dallas, TX 75254                                   16.874%
       MAC & CO OMNIBUS REINVEST/REINVEST
            Mellon Private Asset Management
            Attn: Mutual Fund Operations
            PO Box 534005
            Pittsburgh, PA 152534005                           12.440%
       MAC & CO OMNIBUS CASH / REINVEST
            Mellon Private Asset Management
            Attn: Mutual Fund Operations
            PO Box 534005
            Pittsburgh, PA 152534005                           8.433%
       CEBANTCO
            300 West Vine Street
            Lexington, KY 40590-1360                           7.403%
       MAC & CO OMNIBUS CASH/CASH
            Mellon Private Asset Management
            Attn: Mutual Fund Operations
            PO Box 534005
            Pittsburgh, PA 152534005                           6.210%
       JEAN M. KANE IRA
            C/o Standish Mellon Asset Management Company
            One Boston Place
            Boston, MA 02108                                   5.028%

         As of July 11, 2003, none of the Trustees and executive officers of the Trust owned beneficially or of record, as a group, more than 1% of the outstanding shares of the Fund.

Information about the Fund's Service Providers

         Standish Mellon serves as the Fund's investment adviser. Mellon Funds Distributor, L.P. serves as the Fund's principal underwriter. Each of Standish Mellon and Mellon Funds Distributor, L.P. are located at One Boston Place, Boston, MA 02108.

Shareholder Proposals

         The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2003 whether or not the Fund is liquidated. Shareholder proposals to be presented at any next meeting of shareholders of a Fund, whenever held, must be received at the Funds' principal executive offices, One Boston Place, Boston, Massachusetts 02108, a reasonable time prior to any such Trustees' solicitation of proxies for any such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

         Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal described above and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof.

         With respect to the Fund, a majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to each Proposal (unless otherwise noted in this Proxy Statement). In the event that, at the time any session of the Meeting for a Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by Proxy and voting on that particular proposal at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of the Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against a Proposal. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

Other Business

         While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of a Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of Solicitation and Expenses

         The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of a Special Meeting of Shareholders and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by Standish Mellon. In addition to soliciting proxies by mail, Standish Mellon may have one or more of its officers, the Fund's officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Standish Mellon has retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. The estimated cost for MIS's proxy solicitation services is approximately $8,000 which will be borne by Standish Mellon. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of Standish Mellon, the Fund or MIS in an effort to urge them to vote.

         Persons holding shares as nominees will be reimbursed by Standish Mellon, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

August 6, 2003

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                                    EXHIBIT A

                   Form of Plan of Liquidation and Dissolution

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                       STANDISH TAX-SENSITIVE EQUITY FUND
                                 a series of the
                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                       Plan of Liquidation and Dissolution

         This Plan of Liquidation and Dissolution (the "Plan") concerns the Standish Tax-Sensitive Equity Fund (the "Fund"), a series of the Mellon Institutional Funds Investment Trust (the "Trust"), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts. The Fund commenced operations on January 2, 1996. The Trust is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Massachusetts law and the Trust's Agreement and Declaration of Trust (the "Declaration of Trust").

         WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

         WHEREAS, at a meeting of the Board of Trustees on June 20 & 21, 2003, the Board considered and unanimously adopted this Plan as the method of liquidating and dissolving the Fund and directed that this Plan be submitted to shareholders of the Fund for approval;

         NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

         1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, as defined by
Section 2(a)(42) of the Investment Company Act of 1940, as amended. The day of such adoption and approval by holders of a majority of the outstanding voting securities of the Fund is hereinafter called the "Effective Date."

         2. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date, the Fund shall begin the process of dissolving and winding up its business and affairs by converting all of its assets to cash or other distributable form while seeking to preserve the value of the Fund's assets.

         3. DISSOLUTION. On September 26, 2003 or on such date as soon thereafter as practical if an officer of the Trust determines such delay to be advisable based upon market conditions and consistent with the terms of the Plan (the "Liquidation Date"), the Fund shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and the Fund's Declaration of Trust.

         4. LIQUIDATING DISTRIBUTION. On the Liquidation Date, the Fund shall send the following to each shareholder of record on the Liquidation Date:

                  (1) a liquidating distribution in cash equal to the shareholder's proportionate interest in the net assets of the Fund; and

                  (2) information concerning the sources of the liquidating distribution.

         5. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, the Fund shall determine and pay,


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or set aside in cash or cash equivalent, the amount of all known or reasonably ascertainable liabilities allocable to the Fund incurred or expected to be incurred on or prior to the Liquidation Date.

         6. EXPENSES OF THE FUND IN LIQUIDATING AND DISSOLVING. Standish Mellon Asset Management Company LLC, the Fund's investment adviser, shall bear all expenses incurred by the Fund in carrying out this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders.

         7. CESSATION OF RIGHTS OF SHAREHOLDERS. Shares of the Fund automatically liquidated on the Liquidation Date will no longer be deemed outstanding as of such time and all rights with respect to those shares will cease at such time.

         8. REPORTING. The Fund will include all of its investment company taxable income and net capital gain, if any, for its final taxable year in distributions made to its shareholders pursuant to this Plan or will otherwise timely distribute such amounts. The Fund will cause its adoption of this plan of liquidation to be reported to the Internal Revenue Service on Form 966 within 30 days after such adoption.

         9. GENERAL AUTHORIZATION. The officers of the Trust shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan.

         10. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.

Executed this ____ day of ________, 2003:

                                 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                                 On behalf of Standish Tax-Sensitive Equity Fund

                                 By:  ______________________
                                 Name:
                                 Title:

Accepted:

STANDISH MELLON ASSET
MANAGEMENT COMPANY LLC

By:  ______________________
Name:
Title:


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                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

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                    perforation before mailing. [arrow down]

                                     NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
Standish Tax-Sensitive Equity Fund                 To be held September 22, 2003

         This proxy is solicited on behalf of the Board of Trustees of the Mellon Institutional Funds Investment Trust. The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, Denise B. Kneeland and Thomas P. Sorbo, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the above named series of Mellon Institutional Funds Investment Trust (the "Fund"), to be held on September 22, 2003 at 2:00 p.m. (Eastern time) at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 34th Floor, Boston, Massachusetts, or at any adjournment thereof. The undersigned acknowledges that s/he has received the Notice of Special Meeting and the Proxy Statement accompanying the same, which describes in further detail the matters set forth on the other side of this proxy card.

         The proxies will vote this proxy as directed by the undersigned or, if no direction is indicated, the proxies will vote this proxy "FOR" the proposal unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                      [arrow down]   Date ________________________, 2003

                      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

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                                 Signature(s) and Title(s),

                      Please sign exactly as your name appear hereon. If stock is held in the name of joint owners, each must sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

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                    perforation before mailing. [arrow down]

         [arrow down] Please fill in box(es) as shown using black or blue ink or
                      number 2 pencil.  |X| [arrow down]
                      PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered item below.

If you own shares of Standish Tax-Sensitive Equity Fund, please vote on Proposal 1:

1. To approve the liquidation and dissolution of         FOR   AGAINST   ABSTAIN
Standish Tax-Sensitive Equity Fund pursuant to a         | |     | |       | |
Plan of Liquidation and Dissolution.

2. To consider any other business that may properly come before the meeting.